FASCIANO FUND, INC.

                        Supplement dated October 16, 2000
           to Prospectus dated November 1, 1999 of Fasciano Fund, Inc.


         On October 13, 2000, Fasciano Company, Inc., the Fund's investment adviser (the "Adviser"), entered into an Asset Purchase Agreement (the "Agreement") with Neuberger Berman Inc. ("Neuberger"). Under the Agreement, Neuberger has agreed to purchase certain assets of the Adviser (the "Transaction"). It is anticipated that the Adviser will recommend to the Fund's Board of Directors that they approve a Plan of Reorganization (the "Plan"), in which the Fund will transfer all of its assets and liabilities to a newly-created series of the Neuberger Berman Equity Fund that will be called the Neuberger Berman Fasciano Fund (the "New Fund"), for shares of equal value of the New Fund in a tax free exchange. Neuberger Berman Management Inc., a subsidiary of Neuberger, will be the investment manager to the New Fund and Neuberger Berman, LLC ("NB, LLC"), another Neuberger subsidiary, will be the sub-adviser. Michael Fasciano, the sole owner of the Adviser and the current portfolio manager of the Fund, will become a Managing Director of NB, LLC, and will be responsible for the day-to-day management of the New Fund. It is also anticipated that the New Fund will have the same investment objectives as the Fund.

         The sale of the Adviser cannot be consummated unless (1) the Board of Directors of the Fund approves the Plan, (2) shareholders of the Fund approve the Plan, and (3) each party satisfies certain other conditions. The Board of Directors of the Fund is expected to meet to consider the Plan before the end of October 2000. If the Board of Directors of the Fund approves the Plan, you will receive a prospectus/proxy statement that describes the sale of the Adviser and the Plan in more detail, and that will seek approval of the Plan by the shareholders of the Fund.

         Subject to the receipt of the necessary Board and shareholder approvals and the satisfaction of other conditions contained in the Agreement, it is anticipated that the closing of the Transaction and the Plan will occur during the first quarter of 2001.